UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
January 12, 2021
Date of Report (Date of Earliest Event Reported)

HP Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 Page Mill Road, Palo Alto, California	94304
(Address of principal executive offices)	(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 19, 2021, HP Inc. (the “Company”) announced that Kim Rivera, President, Strategy and Business Management, Chief Legal Officer and Secretary of the Company, will step down from her positions as President, Strategy and Business Management, Chief Legal Officer and Secretary, effective February 1, 2021.  On January 14, 2021, the Board of Directors of the Company appointed Harvey Anderson as Chief Legal Officer and Secretary of the Company to succeed Ms. Rivera, effective February 1, 2021.

The Company has entered into an agreement (the “Special Advisor to the CEO Agreement”) with Ms. Rivera, pursuant to which she will transition to serve as Special Advisor to the CEO, a non-executive officer role, from February 1, 2021 through December 31, 2021 (or such earlier date as Ms. Rivera’s employment may terminate). Subject to the terms of the Special Advisor to the CEO Agreement, Ms. Rivera will continue to be paid her annual base salary through December 31, 2021, her previously granted equity awards will continue to vest in accordance with their terms through such date, and she will be paid an annual cash bonus at target for fiscal year 2021.  Upon her termination, Ms. Rivera will be eligible to receive, unless terminated for cause, severance benefits which are consistent with the severance benefits provided for under the Severance and Long-term Incentive Change in Control Plan for Executive Officers, as described in the Company’s proxy statement filed with the Securities and Exchange Commission on April 13, 2020. The Special Advisor to the CEO Agreement provides for a customary release of claims.

The above description of the material terms of the Special Advisor to the CEO Agreement is qualified in its entirety by reference to the full text of the Special Advisor to the CEO Agreement, which the Company expects to file as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended January 31, 2021.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.	The following exhibits are filed as part of this report:
	99.1	Press Release, dated as of January 19, 2021
	104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HP INC.

DATE: January 19, 2021	By:	/s/ RUAIRIDH ROSS
	Name:	Ruairidh Ross
	Title:	Global Head of Strategic Legal Matters and Assistant Secretary